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Exhibit (a)(1)(B)

Letter of Transmittal
To Tender Shares of Common Stock
of
ADOLOR CORPORATION
at
$4.25 per share, plus one non-transferable contingent payment right for each share, which represents the contractual right to receive up to $4.50 per share upon the achievement of specified milestones by
FRD ACQUISITION CORPORATION
a wholly-owned subsidiary of
CUBIST PHARMACEUTICALS, INC.

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
TIME, AT THE END OF DECEMBER 6, 2011, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED
PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF
THE OFFER AND, UNLESS THERETOFORE ACCEPTED FOR PAYMENT, MAY ALSO BE
WITHDRAWN AT ANY TIME AFTER JANUARY 5, 2012.

The Depositary for the Offer is:

By Mail:	For Confirmation Only Telephone:	By Overnight Courier:
1717 Arch St., Suite 1300 Philadelphia, PA 19103	1-877-733-1121	1717 Arch St., Suite 1300 Philadelphia, PA 19103

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEES IF REQUIRED, AND COMPLETE THE IRS FORM W-9 ENCLOSED OR APPROPRIATE IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 9.

        ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, MACKENZIE PARTNERS, INC., OR THE DEALER MANAGER, MORGAN STANLEY & CO. LLC, AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THIS LETTER OF TRANSMITTAL.

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank, exactly as name(s) appear(s) on share certificate(s))	Share Certificate Number(s) and indicate Book-Entry Shares*	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered**

Total Number of Shares

*	If shares are held in a registered book-entry position on the records of the Transfer Agent, you must indicate the number of shares you are tendering.
**	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instructions 3 and 4.

        This Letter of Transmittal is to be completed by stockholders of Adolor Corporation, a Delaware corporation ("Adolor"), either if (1) Certificates (as defined below) are to be forwarded with this Letter of Transmittal or (2) delivery of Shares (as defined below) is to be made by book-entry transfer into the account of Broadridge Corporate Issuer Solutions, Inc., which is acting as the Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "The Tender Offer—Section 2—Procedures for Tendering Shares" of the Offer to Purchase (as defined below), unless an Agent's Message (as defined below) is utilized. Stockholders who tender their Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the expiration of the Offer (as defined below), or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in "The Tender Offer—Section 2—Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

        IF ANY CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED, YOU MUST EITHER CHECK THE BOX BELOW OR CONTACT ADOLOR'S TRANSFER AGENT TO HAVE ALL LOST, STOLEN OR DESTROYED CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE INSTRUCTION 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

☐

☐    Check here if Share Certificates have been lost or mutilated. See Instruction 11.

 SPECIAL TENDER INSTRUCTIONS

☐
CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to FRD Acquisition Corporation, a Delaware corporation ("Purchaser") and wholly-owned subsidiary of Cubist Pharmaceuticals, Inc., a Delaware corporation ("Cubist"), the above described shares of common stock, par value $0.0001 per share (the "Shares"), of Adolor Corporation, a Delaware corporation (the "Company"), and the certificates representing the Shares (the "Certificates") or the ownership of such Shares on the account books maintained by The Depository Trust Company, together with all accompanying evidences of transfer and authenticity, at a price of $4.25 per Share, in cash and without interest (the "Closing Amount"), plus one non-transferrable contingent payment right ("CPR"), which represents the contractual right to receive up to $4.50, in cash, if specified regulatory and/or commercial milestones are achieved within agreed upon time periods, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 7, 2011 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (this "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitutes the "Offer").

        Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby, and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will be revoked without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. In order for the Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares, including, without limitation, voting at any meeting of Adolor's stockholders.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Shares tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

        The undersigned understands that the CPRs will not be transferable except (a) upon death of a holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; or (d) in the case of CPRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by the Book-Entry Transfer Facility, or any successor thereto. The undersigned further understands that the CPRs will not have any voting or dividend rights, or accrue interest and will not represent any equity or ownership interest in Cubist, Purchaser or Adolor. The undersigned understands that the Contingent Payment Rights will be registered in the name of the undersigned.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any Certificate(s) not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. Please make all payments regarding the CPRs as directed herein for payment of the Closing Amount and enter in the CPR register maintained by the Rights Agent in the name(s) and address(es) appearing on the cover page of this Letter of Transmittal for each registered holder. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares tendered and accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

  Issue ☐ Check ☐ Certificates(s) to:

Name	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number)

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the Depositary to the account set forth below:

(Depositary Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares tendered and accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Issue ☐ Check ☐ Certificates(s) to:

Name	(Please Print)
Address:

(Include Zip Code)

  SIGN HERE
  AND COMPLETE ACCOMPANYING IRS FORM W-9
  OR APPROPRIATE IRS FORM W-8, AS APPLICABLE

Signature(s) of Holder(s) (See guarantee requirements below)

  Dated:                    , 2011

              (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement of stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1, 2, 3 and 5.)

Name(s)
(Please Print)
Capacity (full title)
Address

(Include Zip Code)

Area Code and Telephone Number

GUARANTEE OF SIGNATURE(S) (If Required)
(See Instructions 1, 2 and 5)

 INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Guarantee of Signatures.

        No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered therewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange Medallion Signature Guarantee Program ("MSP") or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2.     Requirements of Tender.

        This Letter of Transmittal is to be completed by stockholders either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "The Tender Offer—Section 2—Procedures for Tendering Shares" of the Offer to Purchase. Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the expiration of the Offer.

        Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the expiration of the Offer or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Tender Offer—Section 2—Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the expiration of the Offer; and (c) the Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT YOU PROPERLY INSURE YOUR PACKAGE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (INCLUDING BY AN ELIGIBLE INSTITUTION), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES FOR PAYMENT.

3.     Inadequate Space.

        If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4.     Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).

        If fewer than all of the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered" in the "Description of Shares Tendered." In such cases, new Certificates for the Shares that were evidenced by your old Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.     Signatures on Letter of Transmittal, Stock Powers and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

        If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted with this Letter of Transmittal.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

6.     Stock Transfer Taxes.

        Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment is to be made to, or if Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted with this Letter of Transmittal. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

7.     Special Payment and Delivery Instructions.

        If a check is to be issued in the name of, and/or Certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal or if a check and/or such Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.     Waiver of Conditions.

        Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Purchaser at any time and from time to time in its sole discretion.

9.     IRS Form W-9 and W-8.

        To avoid backup withholding under U.S. federal income tax laws, a tendering stockholder that is a U.S. person (as defined for U.S. federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on an IRS Form W-9, which is enclosed, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding, and that such stockholder is a U.S. person. If a tendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of Part II of the IRS Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on an IRS Form W-9 may subject the tendering stockholder to backup withholding on the payment of the cash consideration with respect to all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the cash consideration to such stockholder until a TIN is provided to the Depositary.

        Certain stockholders may not be subject to backup withholding. Foreign stockholders claiming an exemption from backup withholding must submit an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, a copy of which may be obtained from the Depositary or from the IRS website at www.irs.gov, to the Depositary in order to establish their exempt status. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate.

        See the enclosed IRS Form W-9 for further instructions.

10.   Requests for Assistance or Additional Copies.

        Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth on the last page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

11.   Lost, Stolen or Destroyed Certificates.

        If any Certificate has been lost, stolen or destroyed, the stockholder should promptly notify the Company's Transfer Agent, Broadridge Corporate Issuer Solutions, Inc. by calling 1-877-733-1121. The stockholder then will be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

12.   Irregularities.

        All questions as to the validity, form, eligibility (including time of receipt), and acceptance of any tender of Shares will be determined by Purchaser in its discretion, and its determinations shall be final and binding. Purchaser reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Cubist, Purchaser, the Information Agent, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Shares and none of them will incur any liability for failure to give any such notice. Purchaser's interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED

PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on IRS Form W-9, which is enclosed with this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

        Certain stockholders may not be subject to backup withholding and reporting requirements. In order for a foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary or from the IRS website at www.irs.gov. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions on the enclosed IRS Form W-9 for additional instructions.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any cash payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS.

Purpose of IRS Form W-9

        To prevent backup withholding on payments that are made to a tendering stockholder that is a U.S. person (as defined for U.S. federal income tax purposes) with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the IRS Form W-9 included with this Letter of Transmittal certifying (1) that the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the instructions accompanying the enclosed IRS Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the IRS Form W-9 and sign and date the IRS Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

        Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036
Toll-Free: (888) 840-4015

QuickLinks

SPECIAL TENDER INSTRUCTIONS
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION